UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2006
Max & Erma’s Restaurants, Inc.
(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-11514 (Commission File Number)	31-1041397 (IRS Employer Identification No.)
4849 Evanswood Drive
Columbus, OH 43229
(614) 431-5800
(Address, including zip code, and telephone number
including area code of registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On June 13, 2006, Max & Erma’s Restaurants, Inc. (the “Company”) entered into an Indemnification Agreement (each, a “New Indemnification Agreement”) with each of the following directors and/or executive officers of the Company: Todd B. Barnum, William C. Niegsch, Jr., Mark F. Emerson, Michael G. Guilioli, Donal H. Malenick, Jay B. Barney, Robert A. Lindeman and James E. Howestein. William E. Arthur, who resigned from the Company’s Board of Directors, effective June 12, 2006, entered into a New Indemnification Agreement on June 12, 2006, prior to his resignation. The form of New Indemnification Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference and a list of those directors and/or executive officers who have entered into such agreement is attached hereto as Exhibit 10.2.
     The New Indemnification Agreements replace and update the Company’s prior indemnification agreements with its directors and/or executive officers (each, an “Old Indemnification Agreement”), the form of which was previously filed as Exhibit 10(y) to the Company’s Annual Report on Form 10-K, filed January 23, 1987. Messrs. Barnum, Niegsch, Emerson, and Arthur each had previously entered into an Old Indemnification Agreement with the Company. Thomas R. Green, a director of the Company, has not entered into a New Indemnification Agreement and his Old Indemnification Agreement remains in full force and effect.
     On June 13, 2006, the Company’s board of directors approved board of directors fees. The schedule of director fees is attached as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
     The Old Indemnification Agreements between the Company and each of Messrs. Barnum, Niegsch, Emerson, and Arthur have terminated and been superseded by each of their respective New Indemnification Agreements with the Company as of the dates of each such New Indemnification Agreement.
Item 2.02 Results of Operations and Financial Condition.
     On June 15, 2006, the Company issued a press release entitled, “Max & Erma’s Restaurants, Inc. Reports Second Quarter Results,” regarding its financial results for the second fiscal quarter of 2006. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 2.02 by reference.
     The information in this Item 2.02 of this Form 8-K, including Exhibit 99.1 hereto, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
     The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading “Business Risks” included in the Company’s Annual Report on Form 10-K for the year ended October 30, 2005, and other factors described from time to time in the Company’s other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.
Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.
     On June 12, 2006, William E. Arthur tendered his resignation from the Company’s Board of Directors, effective that date. Mr. Arthur’s resignation was not due to any disagreement with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies or practices.

     On June 13, 2006, the Company’s Board of Directors elected Jay B. Barney, to the Company’s Board of Directors as a Class III member. Dr. Barney is a Professor of Management and the Chase Chair for Excellence in Corporate Strategy at The Ohio State University, where he has taught since 1994. Dr. Barney, age 51, was appointed by the Board of Directors to serve on the Company’s Audit Committee, Compensation Committee (as Chairman), and Nominating and Corporate Governance Committee. The Board of Directors determined that Dr. Barney is an independent director and satisfies the independence requirements of Nasdaq Rule 4200(a)(15) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Board of Directors has also determined that Dr. Barney is qualified to serve on the Audit Committee as he (i) has not participated in the preparation of the Company’s financial statements during the last three years, (ii) is able to read and understand fundamental financial statements, and (iii) possesses the requisite financial background resulting in financial sophistication.
Item 8.01 Other Events.
     With the appointment of Jay B. Barney to the Audit Committee of the Company’s Board of Directors, the Company notified Nasdaq that it has regained compliance with Nasdaq Rule 4350(d)(2)(A) during the grace period afforded by Nasdaq Rule 4350(d)(4)(B). Nasdaq Rule 4350(d)(2)(A) requires the audit committee of each Nasdaq issuer to have at least three independent members on its audit committee (as defined by NASD Rule 4200(a)(15) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934), at least one of which is a financial expert. On June 16, 2006, Nasdaq notified the Company that it had determined that the Company complies with Nasdaq Rule 4250(c).
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
10.1	Form of New Indemnification Agreement between Max & Erma’s Restaurants, Inc. and various directors and executive officers of the Company.

10.2	Schedule of Directors and Executive Officers Who Have Entered into a New Indemnification Agreement with Max & Erma’s Restaurants, Inc.

10.3	Schedule of Director Fees.

99.1	Press Release, dated June 15, 2006, entitled “Max & Erma’s Restaurants, Inc. Reports Second Quarter Results.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max &Erma’s Restaurants, Inc.

Date: June 16, 2006	By:	/s/ William C. Niegsch, Jr.

William C. Niegsch, Jr., Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of New Indemnification Agreement between Max & Erma’s Restaurants, Inc. and various directors and executive officers of the Company.

10.2	Schedule of Directors and Executive Officers Who Have Entered into a New Indemnification Agreement with Max & Erma’s Restaurants, Inc.

10.3	Schedule of Director Fees.

99.1	Press Release, dated June 15, 2006, entitled “Max & Erma’s Restaurants, Inc. Reports Second Quarter Results.”